SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS

The date of this supplement is April 30, 2025.

MFS® Growth Series

The Board of Trustees of the fund (the "Trustees") approved a proposal to reclassify the fund from "diversified" to "non-diversified." This proposal is subject to approval by the shareholders of the fund at a special shareholder meeting expected to be held on June 18, 2025. Proxy materials describing the proposal and the rationale for the proposal were sent to shareholders of the fund on or about April 4, 2025. No assurance can be given that shareholder approval will occur.

After careful consideration, the Trustees unanimously determined that the reclassification of the fund as non-diversified would be in the best interest of the fund and its shareholders. A change in the fund's classification from a diversified fund to a non-diversified fund will provide the fund's investment adviser, Massachusetts Financial Services Company ("MFS"), with greater flexibility to manage the fund's investments based on MFS' analysis of the relative risk and performance expectations of current and potential issuers held by the fund. Generally, a non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities.

If approved, the fund currently anticipates that the reclassification would take effect as soon as practicable following the special shareholder meeting, after which time the fund's prospectus and Statement of Additional Information will be updated to reflect the fund's non-diversified status and the risks related to operating as a non-diversified fund.

VEG-SUP-I-043025

SUMMARY PROSPECTUS

April 30, 2025 (As Amended May 1, 2025)

MFS® Growth Series

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at insurancefunds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated April 30, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Initial Class	N/A
Service Class	N/A

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you hold shares of the fund. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which the fund is offered were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Initial Class	Service Class
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.73%	0.98%
Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.72%	0.97%

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2026.

VEG-SUM-050125

MFS Growth Series

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Initial Class Shares	$74	$232	$405	$906
Service Class Shares	$99	$311	$541	$1,200

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, depositary receipts, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies).

While MFS may invest the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to countries with developing economies or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.

If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund's

MFS Growth Series

performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely reflects the market segments in which the fund invests.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the insurance company that issued your variable contracts or other eligible investor through which an investment in the fund is made were included, they would reduce the returns shown.

Initial Class Bar Chart.

The total return for the three-month period ended March 31, 2025, was (8.95)%. During the period(s) shown in the bar chart, the highest quarterly return was 25.19% (for the calendar quarter ended June 30, 2020) and the lowest quarterly return was (19.44)% (for the calendar quarter ended June 30, 2022).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2024)

	1 YEAR	5 YEARS	10 YEARS
Initial Class Shares	31.47%	14.74%	15.11%
Service Class Shares	31.15%	14.46%	14.82%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Russell 3000® Index	23.81%	13.86%	12.55%
Russell 1000® Growth Index	33.36%	18.96%	16.78%

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Eric Fischman	2002	Investment Officer of MFS
Bradford Mak	2021	Investment Officer of MFS

Effective June 1, 2026, Eric Fischman will no longer be a portfolio manager of the fund.

Effective June 1, 2025, the following is added to the above table:

Portfolio Manager	Since	Title
Timothy Dittmer	June 2025	Investment Officer of MFS

Purchase and Sale of Fund Shares

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

Taxes

You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, to understand the tax treatment of your investment.

Payments to Financial Intermediaries

The fund, MFS, and/or its affiliates may make payments to insurance companies, other financial intermediaries, and all of their affiliates, for distribution and/or other services. These payments may create a conflict of interest for the insurance company or other financial intermediary to include the fund as an investment option in its product or to recommend the fund over another investment option. Ask your financial intermediary or insurance company, or visit your financial intermediary's or insurance company's website, for more information.